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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               February 10, 1999


                AmeriCredit Automobile Receivables Trust 1999-A
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                 333-63565               88-0359494
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)        Identification No.)

 c/o AmeriCredit Financial                                     76107
      Services, Inc.                                        (Zip Code)
Attention: Chris A. Choate
     200 Bailey Avenue
     Fort Worth, Texas
   (Address of Principal
     Executive Offices)


       Registrant's telephone number, including area code (817) 882 7082
                                                          --------------

         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Securities and the Auto Loans

        AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $700,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1999-A (the "Trust") issued $140,000,000 Class A-1 4.980% Asset Backed Notes, $235,000,000 Class A-2 5.383% Asset Backed Notes, $130,000,000 Class A-3 5.740 Asset Backed Notes and $195,000,000 Class A-4 5.880
Asset Backed Notes (collectively, the "Notes") on February 19, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

        The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of February 9, 1999, between the Trust and Bank One, N.A.,
-----------
as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

        The Notes will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

        As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated February 12, 1999 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

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          Item 7.   Financial Statements, Pro Forma Financial
                    ------------------------------------------
                    Information and Exhibits.
                    ------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

        1.1 Underwriting Agreement, dated February 12, 1999 among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

        4.1 Indenture, dated as of February 9, 1999 between AmeriCredit Automobile Receivables Trust 1999-A and Bank One, N.A., as Trustee and Trust Collateral Agent.

        4.2 The Amended and Restated Trust Agreement dated as of February 9, 1999, between AFS Funding Corp., as Seller, and Bankers Trust (Delaware), as Owner Trustee.

        4.3 Sale and Servicing Agreement, dated as of February 9, 1999, among AmeriCredit Automobile Receivables Trust 1999-A, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

        4.4 Note Guaranty Surety Bond, dated February 19, 1999 and delivered by Financial Security Assurance Inc.

        10.1 Purchase Agreement, dated as of February 9, 1999, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

        10.2 Indemnification Agreement, dated February 9, 1999, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

        23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.

        23.2 Consent of Coopers & Lybrand L.L.P. regarding financial statements of AmeriCredit Automobile Receivables Trust 1999-A.

        99.1 Statistical information for the receivables as of the Initial Cut-off date.

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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1999-A

                          By: AmeriCredit Financial Services, Inc., as
                              Servicer


                               By: /s/ Preston Miller
                                   ------------------
                                   Name:  Preston Miller
                                   Title: Senior Vice President and
                                          Treasurer


Dated:  March 1, 1999

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                                 EXHIBIT INDEX
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Exhibit No.    Description
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1.1            Underwriting Agreement, dated February 12 1999, among
               AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

4.1 Indenture, dated as of February 9, 1999, between AmeriCredit Automobile Receivables Trust 1999-A and Bank One, N.A., as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement dated as of February 9, 1999 between AFS Funding Corp., as Seller, and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of February 9, 1999, among AmeriCredit Automobile Receivables Trust 1999-A, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated February 19, 1999, and delivered by Financial Security Assurance Inc.

10.1 Purchase Agreement, dated as of February 9, 1999, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

10.2 Indemnification Agreement, dated February 9, 1999, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.

23.2 Consent of Coopers & Lybrand L.L.P. regarding financial statements of AmeriCredit Automobile Receivables Trust 1999-A.

99.1           Statistical information for the receivables as of the Initial
               Cut-off date.

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